Bob Currey - Chief Executive Officer
March 2010

Consolidated communications

Any statements contained in this presentation other than statements of historical fact, including statements about management's beliefs and expectations, are forward-looking statements and should be evaluated as such. These statements are made on the basis of management's views and assumptions regarding future events and business performance. Words such as "estimate," "believe," "anticipate," "expect," "intend," "plan," "target," "project," "should," "may," "will" and similar expressions are intended to identify forward-looking statements. Forward-looking statements (including oral representations) involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. These risks and uncertainties include economic and financial market conditions generally and economic conditions in Consolidated's service areas; changes in the valuation of pension plan assets, as well as a number of other factors related to our business, including various risks to shareholders of not receiving dividends and risks to Consolidated's ability to pursue growth opportunities if Consolidated continues to pay dividends according to the current dividend policy; various risks to the price and volatility of Consolidated's common stock; the substantial amount of debt and Consolidated's ability to incur additional debt in the future; Consolidated's need for a significant amount of cash to service and repay the debt and to pay dividends on the common stock; restrictions contained in the debt agreements that limit the discretion of management in operating the business; the ability to refinance the existing debt as necessary; regulatory changes, including changes to subsidies, rapid development and introduction of new technologies and intense competition in the telecommunications industry; risks associated with Consolidated's possible pursuit of acquisitions; system failures; losses of large customers or government contracts; risks associated with the rights-of-way for the network; disruptions in the relationship with third party vendors; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; changes in the extensive governmental legislation and regulations governing telecommunications providers and the provision of telecommunications services; telecommunications carriers disputing and/or avoiding their obligations to pay network access charges for use of Consolidated's network; high costs of regulatory compliance; the competitive impact of legislation and regulatory changes in the telecommunications industry; and liability and compliance costs regarding environmental regulations. These and other risks and uncertainties are discussed in more detail in Consolidated's filings with the Securities and Exchange Commission, including our reports on Form 10-K and Form 10-Q. Many of these risks are beyond management's ability to control or predict. All forward-looking statements attributable to Consolidated or persons acting on behalf of us are expressly qualified in their entirety by the cautionary statements and risk factors contained in this press release and Consolidated's filings with the Securities and Exchange Commission. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the Securities and Exchange Commission, Consolidated does not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise.

Safe Harbor

Company Overview
▪ One of the largest Independent Local Exchange Carrier in the U.S., with operations in Illinois, Texas and Pennsylvania
▪ Company history dates back to 1894 with our current Chairman’s great-
 grandfather as the founder.
▪ Total connections are 451,830 consisting of 247,235 ILEC access lines, 72,681
 CLEC access line equivalents, 100,122 DSL subscribers, 23,127 IPTV subscribers, and 8,665 VOIP subscribers
▪ Providing voice, video and data services for the full triple play in all markets
▪ Full year 2009 financial overview:
 ▪ Revenues of $406.2 million
 ▪ Adjusted EBITDA of $188.8
 ▪ Dividend payout ratio of 58.4%

Well-Established Operating History
1894
1984
2005
1997
2002
2004
CCI was formed and
non-regulated
businesses incorporated
from 1984-1989
CCI acquired by
McLeodUSA
Lumpkin,
Providence and
Spectrum
acquire CCI
Mattoon
Telephone Co.
founded by Dr.
I.A. Lumpkin
CCI acquires
TXUCV and
VOIP deployed in
TX
Consolidated
completes IPO; IPTV
Launch in Illinois
CNSL
acquires
NPSI
2006
IPTV Launch
in TX
2007
2008
IPTV launch
in PA

CNSL Acquisition Criteria
▪ Attractiveness of the markets
▪ Quality of the network
▪ Ability to integrate efficiently
▪ Potential for synergies
▪ Cash flow accretive

Revenue
Adjusted EBITDA
$450.0
$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
(millions)
2003
2004
2005
2006
2007
2008
2009

Consistent Organic and Acquisition Growth
▪ 2002 - New Consolidated created after acquisition from McLeod.
▪ 2004 - Tripled the size of the company with TXU acquisition.
▪ 2005 - Initial Public Offering.
▪ 2007 - Completed acquisition of North Pittsburgh Systems, Inc.

ILEC markets are a balance of both rural and suburban markets

IL
Chicago
Springfield
St. Louis
Springfield
Decatur
Mattoon
Effingham
Salem
TX
Dallas
San Antonio
Houston
Lufkin
Conroe
Houston
Katy
Galveston
PA
Scranton
Philadelphia
Pittsburgh
Cranberry Township
Gibsonia
Pittsburgh
Washington
LEGEND
ILEC
CLEC

Operations in Illinois, Texas and
Pennsylvania

Competitive Landscape
▪ With full product suite, we are best positioned RLEC to compete.
▪ Competitive pricing has been stable with promotional differentiation as the driver.
▪ Illinois markets compete with Mediacom and NewWave
 Communications.
▪ Texas markets compete with Comcast and SuddenLink.
▪ Pennsylvania markets compete with Armstrong and Comcast.
▪ Competitors are fully launched in our territories.

Executing on our Strategy

Sustain
and grow
cash flow
Increase
revenue
per customer
Improve
operating
efficiency
Pursue selective
acquisitions
Maintain
effective capital
deployment

110,000
90,000
70,000
50,000
Q4'06 Q2'07 Q4'07 Q2'08 Q4'08 Q2'09 Q4'09
Pro-forma IL, TX&PA

IPTV Subscriber Growth

25,000
20,000
15,000
10,000
5,000
0
Q4'06 Q2'07 Q4'07 Q2'08 Q4'08 Q2'09 Q4'09
Pro-Forma IL, TX & PA

10

Increase Revenue per Customer
DSL Subscriber Growth
▪ Attractive, feature rich
 broadband offerings
 – Multiple DSL speeds
 and price points
▪ IPTV enables the Triple
 Play offering
 – Enhances the value of
 the bundle and
 deepens customer
 relationships
 – Approx. 21,000 triple
 play customers

Consolidated communications

HDTV | abc HD | PBS | FOX | Discovery HD Theater | MTV Music Television

ESPN ESPN2 | NFL Network | Spike TV First Network for Men | Big Ten Network | HDTV High-Definition Television

Discovery Channel | The History Channel. Where the Past Comes Alive. | A&E Network | Comedy Central | The Weather Channel weather.com | HGTV Home & Garden Television | E! Entertainment Television

Nicktoons | Disney Channel | QVC | Fox News Channel | CNN | MSNBC

11

IPTV Service in all markets
A robust offering with over 200 all-digital channels,
premium movie packages and over a 1000 hours of
movies on demand

Video Drives Incremental Revenue Per Customer
▪ Incremental Product Rollout
 ▪ Leverages existing resources and IP Backbone/ADSL 2+
 ▪ Future CapEx is success based
 ▪ Enhances the value of the bundle and deepens customer
 relationships
▪ Service available in all markets
 ▪ 23,127 total video subscribers
 ▪ Passed an additional 45,000 homes in 2009
 ▪ 12% penetration on 187,630 total homes passed
▪ Doubled HD channels in 2008 and 2009, adding 20 more in 2010
▪ ‘Relaunch’ in July 2009 is set-top box model
 – Build to consumer demand.

0.0%
-2.0%
-4.0%
-6.0%
-8.0%
-10.0%
-12.0%
Q405
Q106
Q206
Q306
Q406
Q107
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Competition launches VOIP
CNSL announces NPSI acquisition
CNSL closes NPSI acquisition
CNSL launches IPTV
-2.6%
-3.8%
-4.8%
-5.1%
-9.1%
-10.0%
-10.0%
-9.5%
-8.0%
-6.8%
-6.5%
-5.4%
-5.7%

PA ILEC Access Line Trends

0.0%
-1.0%
-2.0%
-3.0%
-4.0%
-5.0%
-6.0%
-7.0%
-8.0%
-9.0%
Q307
Q407
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
NPSI acquired
Competitve voice launches in Texas and remaining portion of Illinois
-3.7%
-4.2%
-4.9%
-5.7%
-6.9%
-7.6%
-8.1%
-8.0%
-7.4%
-6.5%

14

Total Company ILEC Access Line Trends

Consolidated communications

Pittsburgh Penguins

THE PITTSBURGH CULTURAL TRUST

Pittsburgh Post-Gazette

Robert Morris College 1913

BHS Butler Health System
Providing unsurpassed patient care

Pirates

CLEC Overview
▪ True “edge-out” strategy, which leverages ILEC network, human capital skills and reputation in the surrounding markets
▪ Cash flow positive due to focus on success-based capital expenditures
▪ Focus on small to mid-sized business customers (5 to 500 lines), educational institutions and healthcare facilities
▪ Operates an extensive SONET optical network with over 300 route miles of fiber optic facilities in the Pittsburgh metropolitan market
▪ Focus is on migrating to an on-net, ethernet and VoIP delivery system

Disciplined Capital Deployment
▪ IP platform supports triple play, increased data speeds and new products, delivering an all digital video signal over existing fiber/copper network
▪ DSL-capable:
 – 3Meg offering to 100% of DSL capable customers
 – 10Meg offering to 85% of customers
 – 20Meg offering to 65% of customers
▪ Technology investments, which enable operating expense reductions
▪ Historically capital spending has run 10% -12% of revenue
▪ 2010 Cap ex Guidance is $40 million to $42 million, 2009 was $42.4 million
Cap ex focused on enhancing revenue, service quality and
efficiency gains

IPTV Success-based
Growth %
Maintenance %
50%
40%
30%
20%
10%
0%
12%
44%
44%
20%
42%
38%
23%
40%
37%
17%
42%
41%
18%
41%
41%
2005
2006
2007
2008
2009

Disciplined Capital Deployment
Total Spend $31.1M $33.4M $33.5M $48.0M $42.4M

Cash Distributions from Wireless Partnerships
$ in millions
$24.0
$20.0
$16.0
$12.0
$8.0
$4.0
$7.0
$12.9
$15.1
$17.6
$22.4
2005
2006
2007
2008
2009

Wireless Partnerships
▪ In addition to its core business, CNSL derives a portion of its cash flow from five wireless partnerships.
▪ All are managed by Verizon Wireless and overlap with our ILEC and
 CLEC markets.
▪ All have experienced solid revenue, operating income, cash distribution and subscriber growth over the past few years.

Consolidated communications

	2005	2006	2007 (1)	2008	2009
CNSL					
Revenue	$ 321.4	$ 320.8	$ 329.2	$ 418.4	$ 406.2
Adjusted EBITDA	$ 136.8	$ 139.8	$ 143.8	$ 189.8	$ 188.8
Cash Provided by Operating Activities	$ 72.5	$ 84.6	$ 82.1	$ 92.4	$ 116.3
CapEx	$ 31.1	$ 33.4	$ 33.5	$ 48.0	$ 42.4
Payout Ratio (1)	68.9%	76.6%	75.9%	71.6%	58.4%
CNSL Balance Sheet					
Total Cash and Marketable Securities	$ 31.4	$ 26.7	$ 34.3	$ 15.5	$ 42.8
Total Debt	$ 555.0	$ 594.0	$ 893.0	$ 881.0	$ 881.0
Net Leverage (2)	3.8x	4.1x	4.6x	4.6x	4.4x

(1) Balance Sheet data includes impact of the North Pittsburgh acquisition closed and funded on Dec. 31, 2007.

(2) As defined in GAAP Reconiliation Appendix.

CNSL Delivering Strong Financial Results…
($ in millions)

Investment Highlights
▪ Attractive dividend yield
 – Double digit yield based on recent share price
 – Comfortable payout ratio of cash available for dividends
▪ Sustainable cash available for dividends
 – Unique market mix of rural and high growth areas
 – Advance IP quality network with ‘have to’ Cap ex upgrades behind us
 – No debt maturities until December 2014
 – IPTV margins improving
 – Wireless partnership cash distributions have increased every year
▪ Growth opportunities
 – Commercial developments planned or underway
 – Pair bonding
 – IPTV, DSL and VOIP
 – CLEC
 – Acquisitions

Appendix

This presentation includes disclosures regarding "adjusted EBITDA", "payout ratio", "cash available to pay dividends" (which is a component of the payout ratio), "total net debt to last twelve month adjusted EBITDA coverage ratio (referenced as net leverage)" all of which are non-GAAP financial measures. Accordingly, they should not be construed as alternatives to net cash from operating or investing activities, cash and cash equivalents, cash flows from operations or net income (loss) as defined by GAAP, or other ratios or measures presented in accordance with GAAP, and are not, on their own, necessarily indicative of cash available to fund cash needs as determined in accordance with GAAP. In addition, not all companies use identical calculations, and these non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. A reconciliation of the differences between these non-GAAP financial measures and the most directly comparable financial measures presented in accordance with GAAP is included in the tables that follow.

Adjusted EBITDA is comprised of historical EBITDA, as adjusted for certain items permitted or required by the lenders under the credit facility in place at the end of each quarter in the periods presented. The tables include an explanation of how adjusted EBITDA is calculated for each of the periods presented.

EBITDA is defined as net earnings (loss) before interest expense, income taxes, depreciation and amortization on an historical basis. We believe net cash provided by operating activities is the most directly comparable financial measure to EBITDA under GAAP. EBITDA is a non-GAAP financial measure.

Cash available to pay dividends represents adjusted EBITDA plus cash interest income less (1) cash interest expense, (2) capital expenditures, (3) cash taxes and (4) stock repurchases.

We present adjusted EBITDA and cash available to pay dividends for several reasons. Management believes adjusted EBITDA and cash available to pay dividends are useful as a means to evaluate our ability to fund our estimated uses of cash (including interest on our debt) and pay dividends. In addition, we have presented adjusted EBITDA and cash available to pay dividends to investors in the past because they are frequently used by investors, securities analysts and other interested parties in the evaluation of companies in our industry, and management believes presenting them here provides a measure of consistency in our financial reporting. Adjusted EBITDA and cash available to pay dividends, referred to as Available Cash in our credit agreement, are also

GAAP Reconciliation

components of the restrictive covenants and financial ratios contained in the agreements governing our debt that require us to maintain compliance with these covenants and limit certain activities, such as our ability to incur debt and to pay dividends. The definitions in these covenants and ratios are based on adjusted EBITDA and cash available to pay dividends after giving effect to specified charges. Other information related to these two non-GAAP financial measures, specifically "total net debt to last twelve month adjusted EBITDA coverage ratio", help put these three measures in context. As a result, management believes the presentation of adjusted EBITDA and cash available to pay dividends, as supplemented by these other items, provides important additional information to investors. In addition, adjusted EBITDA and cash available to pay dividends provide our board of directors with meaningful information to determine, with other data, assumptions and considerations, our dividend policy and our ability to pay dividends under the restrictive covenants in the agreements governing our debt and to measure our ability to service and repay debt.

These non-GAAP financial measures have certain shortcomings. In particular, adjusted EBITDA does not represent the residual cash flows available for discretionary expenditures, since items such as debt repayment and interest payments are not deducted from such measure. Similarly, while we may generate cash available to pay dividends, we are not required to use any such cash to pay dividends, and the payment of any dividends is subject to declaration by our board of directors, compliance with applicable law and the terms of our credit agreement.

Because adjusted EBITDA is a component of the Dividend Payout Ratio and the ratio of total net debt to last twelve month adjusted EBITDA, these measures are also subject to the material limitations discussed above. In addition, the ratio of total net debt to last twelve month adjusted EBITDA is subject to the risk that we may not be able to use the cash on the balance sheet to reduce our debt on a dollar-for-dollar basis. Management believes these ratios are useful as a means to evaluate our ability to incur additional indebtedness in the future and, together with adjusted net income per share, assist investors, securities analysts and other interested parties in evaluating both our company over time and the relative performance of the companies in our industry.

GAAP Reconciliation (con’t)

Consolidated communications

	IL& TX 2005	IL& TX 2006	IL& TX 2007	IL, TX & PA 2008	IL, TX & PA 2009
Historical EBITDA:					
Net cash provided by operating activities	$ 72,475	$ 84,593	$ 82,069	$ 92,411	$ 116,306
Adjustments:					
Pension curtailment gain	7,880	-	-	-	-
Compensation from restricted share plan	(8,590)	(2,482)	(4,034)	(1,901)	(1,928)
Intangible asset impairment	-	-	-	(6,050)	-
Loss on extinguishment of debt	-	-	-	(9,224)	-
Extraordinary gain, net of tax	-	-	-	7,240	-
Other adjustments, net	(19,068)	(8,083)	(3,781)	46,053	(957)
Changes in operating assets and liabilities	10,220	6,669	2,828	(24,347)	(2,259)
Interest expense, net	53,443	42,899	56,780	66,292	57,935
Income taxes	10,935	405	4,674	6,639	12,399
Historical EBITDA	127,295	124,001	138,536	177,113	181,496
Adjustments to EBITDA					
Integration, restructuring and Sarbanes-Oxley	7,400	3,684	1,187	4,847	7,410
Professional service fees	2,867	-	-	-	-
Other, net	(3,036)	(7,143)	(6,567)	(19,918)	(24,439)
Investment distributions	1,590	5,516	6,586	17,778	22,452
Pension curtailment gain	(7,880)	-	-	-	-
Loss on extinguishment of debt	-	-	-	9,224	-
Extraordinary gain, net of tax	-	-	-	(7,240)	-
Intangible assets impairment	-	11,240	-	6,050	-
Non-cash compensation	8,590	2,482	4,034	1,901	1,928
Adjusted EBITDA	$ 136,826	$ 139,780	$ 143,776	$ 189,755	$ 188,848

Adjusted EBITDA Reconciliation
($ in thousands)

IL and TX Year Ended December 31,			IL, TX & PA	IL, TX & PA
	2005	2006	2007	2008	2009
Adjusted EBITDA	$ 35,626	$ 139,780	$ 143,776	$ 189,755	$ 188,848
- Cash interest expense	(9,384)	(40,613)	(44,222)	(65,061)	(56,026)
- Capital Expenditures	(9,498)	(33,388)	(33,495)	(48,027)	(42,352)
+ Proceeds from asset sales (1)	-	6,594	-	-	-
- Cash income taxes	(172)	(8,237)	(13,976)	(13,540)	(10,996)
- Principal payment on debt	-	-	-		(922)
+ Cash interest income	174	745	893	367	56
Cash available to pay dividends	$ 16,746	$ 64,794	$ 52,976	$ 63,494	$ 78,608
Quarterly Dividend	$ 11,537	$ 44,593	$ 40,195	$ 45,449	$ 45,926
Payout Ratio (2)	68.9%	68.8%	75.9%	71.6%	58.4%

(1) Represents $673 of proceeds from the sale of idle property and $5,921 of proceeds from the redemption of class C shares of RTB stock.

(2) Calculated as dividends paid divided by cash available to pay dividends.

Cash Available to Pay Dividends
($ in thousands)